                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               Amendment No. 1 to

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: March 31, 2001

                      GLOBAL ASSET HOLDINGS, INCORPORATED
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                    011-15449              65-0722193
------------------------------    ---------------------    -------------------
       (State or other                                         (Employer
jurisdiction of incorporation)    (Commission File No.)    Identification No.)

11900 Biscayne Boulevard, Suite 262, Miami, Florida              33181
---------------------------------------------------           -----------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (305) 981-0539

                                  ------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


                         NATIONAL ONLINE SERVICES, INC.
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

              FOR THE PERIOD FEBRUARY 22, 2001 (DATE OF INCEPTION)
                                TO MARCH 31, 2001

                                      with

                          INDEPENDENT AUDITORS' REPORT

                         NATIONAL ONLINE SERVICES, INC.
                          (A Development Stage Company)

                                    CONTENTS


              For the period February 22, 2001 (date of inception)
                                to March 31, 2001

                                                                         PAGE #

Independent Auditors' Report                                               1

Financial Statements:

     Balance Sheet                                                         2

     Statement of Operations                                               3

     Statement of Stockholders' Deficit                                    4

     Statement of Cash Flows                                               5

     Notes to Consolidated Financial Statements                         6 - 11

The Board of Directors
National Online Services, Inc.
(A Development Stage Company)
Miami, Florida

We have audited the balance sheet of National Online Services, Inc. (a Development Stage Company), as of March 31, 2001, and the related statements of operations, stockholders' deficit and cash flows for the period, February 22, 2001 (inception) to March 31, 2001 then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of National Online Services, Inc. (a Development Stage Company) as of March 31, 2001, and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered losses from operations and has not established a significant amount of revenues. This raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Liebman Goldberg & Drogin, LLP
May 28, 2001

                         NATIONAL ONLINE SERVICES, INC.
                          (A Development Stage Company)

                                  BALANCE SHEET

                                 March 31, 2001

                                     ASSETS



Current Assets:
     Cash and cash equivalents                                        $ 209,786
     Prepaid expenses                                                    88,695
                                                                      ---------
         Total current assets                                           298,481
                                                                      ---------


Total assets                                                          $ 298,481
                                                                      =========


                    LIABILITIES AND STOCKHOLDERS' (DEFICIT)


Current Liabilities:
     Note payable                                                     $ 299,000
     Accrued expenses payable                                             1,080
                                                                      ---------
         Total current liabilities                                      300,080
                                                                      ---------


Commitments and Contingencies

Stockholders' (Deficit):
     Common stock, $1.00 par value per share, 1,000
         shares authorized and 500 shares
         issued and outstanding                                             500
     Additional paid in capital in excess of par value                      500
     Deficit accumulated during development stage                        (2,599)
                                                                      ---------
         Total stockholders' (deficit)                                   (1,599)
                                                                      ---------

         Total liabilities and stockholders' (deficit)                $ 298,481
                                                                      =========


                       See notes to financial statements.

                         NATIONAL ONLINE SERVICES, INC.
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS

              For the period February 22, 2001 (date of inception)
                                to March 31, 2001



Expenses:
     Selling, general and administrative                                $ 1,519
                                                                        -------

Loss during development stage before
    interest expense                                                     (1,519)

     Interest expense                                                     1,080
                                                                        -------


Net (loss) during development stage                                     $(2,599)
                                                                        =======

Net (loss) per share (basic and diluted)
     based upon 500 weighted average
     shares outstanding for March 31, 2001                              $ (5.20)
                                                                        =======



                       See notes to financial statements.

                         NATIONAL ONLINE SERVICES, INC.
                          (A Development Stage Company)

                      STATEMENT OF STOCKHOLDERS' (DEFICIT)

              For the period February 22, 2001 (date of inception)
                                to March 31, 2001




                                                                                                (Deficit)
                                                                                               Accumulated
                                        Common              Stock           Additional           During
                                      -------------------------------         Paid in          Development
                                        Shares              Amount            Capital             Stage
                                      -----------        ------------       ------------       ------------
Balance - February 22, 2001               --             $       --         $       --         $       --

Issuance of shares                         500                    500                500               --

Net loss for the period                   --                     --                 --               (2,599)
                                      -----------        ------------       ------------       ------------

Balance - March 31, 2001                   500           $        500       $        500       $     (2,599)
                                      ===========        ============       ============       ============


                       See notes to financial statements.
                                       -4-

                         NATIONAL ONLINE SERVICES, INC.
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS

              For the period February 22, 2001 (date of inception)
                                to March 31, 2001


Cash Flows from Operating Activities:
   Net (loss)                                                         $  (2,599)
Adjustments to Reconcile Net Loss to Net Cash
   (Used in) Operating Activities:

   Changes in Assets and Liabilities:
   (Increase) in prepaid expenses                                       (88,695)
   Increase in accrued expenses                                           1,080
                                                                      ---------

         Net cash (used in) operating
             operating activities                                       (90,214)
                                                                      ---------

Cash Flows from Financing Activities:
   Increase in loans payable                                            299,000
   Issuance of common stock                                               1,000
                                                                      ---------

         Net cash provided by financing activities                      300,000
                                                                      ---------

Increase in cash                                                        209,786

Cash, beginning of period                                                  --
                                                                      ---------

Cash, end of period                                                   $ 209,786
                                                                      =========

Supplemental Disclosures:
   Income tax                                                         $    --
                                                                      =========

   Interest paid                                                      $    --
                                                                      =========



                       See notes to financial statements.
                                       -5-

                         NATIONAL ONLINE SERVICES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001


Note 1 - Nature of Business:

           National Online Services, Inc. (the "Company") was incorporated in Florida, February 22, 2001.

           The Company was formed to become an Internet provider of subscription based "yellow pages" directory services. As of March 31, 2001, the Company had not yet started operations and is considered in the development stage.

           On March 31, 2001 the Company sold all of its outstanding stock to Global Asset Holdings, Incorporated for two million shares of their outstanding publicly traded common stock (see Note 4).

Note 2 - Summary of Significant Accounting Policies:

           Revenue Recognition and Accounting Policies:

           Since its inception, the Company has not had any revenues and has not yet determined all of its revenue recognition and accounting policies and procedures except:

           1. The Company uses the accrual method of accounting.

           2. The Company did not adopt any policy regarding payment of dividends. No dividends have been paid since the Company's inception.

           Fair Value of Financial Instruments:

           SFAS No. 107, "Disclosures About Fair Value of Financial Instruments", requires disclosure of the fair value information, whether or not recognized in the balance sheet, where it is practicable to estimate that value. The amounts reported for cash, accounts receivable, loans payable, accounts payable and accrued expenses approximate the fair value because of their short maturities.

           Cash and Cash Equivalents:

           For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

                         NATIONAL ONLINE SERVICES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001


Note 2 - Summary of Significant Accounting Policies (Continued):

           Impairment of Long-Lived Assets:

           At March 31, 2001, the Company had not completed its evaluation of the Adoption of SFAS # 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of".

           Intangible and other long-lived assets should be reviewed whenever indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the related asset carrying amount.

           Concentration of Credit Risk:

           Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents. The Company's investment policy is to invest in low risk, highly liquid investments.

           Income Taxes:

           At March 31, 2001, the Company had a net operating loss carryforward of $2,599. The Company's deferred tax asset relating to the net operating loss carryforward was approximately $1,000. A valuation allowance of this asset has been recorded, accordingly, no tax benefit is reflected in the statement of operations.

           Loss per Share:

           The Company has adopted Financial Accounting Standards Board (FASB) Statement No. 128, "Earnings per Share". The statement establishes standards for computing and presenting earnings per share (EPS). It replaced the presentation of primary EPS with a presentation of basic EPS and also requires dual presentation of basic and diluted EPS on the face of the income statement.

           Basic loss per share was computed by dividing the Company's net loss by the weighted average number of common shares outstanding during the period. There is no presentation of diluted loss per share as there were no issuances of securities considered to be common stock equivalents. The weighted average number of common shares used to calculate loss per common share during the period ended March 31, 2001 was 500 shares.

                         NATIONAL ONLINE SERVICES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001


Note 2 - Summary of Significant Accounting Policies (Continued):

           Use of Estimates:

           The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates and such differences could be material to the financial statements.

           Going Concern:

           The Company is a Development Stage Company and has had no revenues at March 31, 2001. Additionally, the Company may incur significant losses and has limited working capital. This raises substantial doubt about its ability to continue as a going concern.

           Impact of Recently Issued Accounting Standards:

           In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements," which provides guidance on the recognition, presentation of disclosure of revenue in financial statement filed with the SEC. SAB 101 outlines the basic criteria that must be met in order to recognize revenue and provides guidance for disclosures related revenue recognition policies. The SEC has deferred the implementation date of SAB 101 until the quarter ended June 30, 2001, with retroactive application to the beginning of the Company's fiscal year. The SEC intends to issue further definitive guidance on the implementation of SAB 101. Although the Company cannot complete its assessment of the impact of SAB 101 until such guidance is issued, the Company's preliminary assessment is that the impact of adopting SAB101 on its financial position and results of operations in fiscal 2001 and thereafter, will not be material.

Note 3 - Loans Payable:

           During the period ended March 31, 2001, the Company received loans of $299,000 from Brookfield Investments, Inc. The loans are unsecured, payable on demand and bear interest at 7% per annum. Brookfield is a non-related entity.

                         NATIONAL ONLINE SERVICES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2001


Note 4 - Stockholders' Equity:

           The Company was incorporated in February 22, 2001. Prior to the Company's sale of its stock to Global Asset Holdings, Incorporated, it had two founding shareholders. The 80% shareholder (Transvoice Investments, Ltd.) previously sold another Company in the telecommunications business, which it controlled, to Global. In addition to the 400 shares of common stock initially owned and then transferred by Transvoice; a non-related individual owned the remaining 100 shares (20%), which were also transferred to Global as part of the sale transaction.

           On March 31, 2001, the Company sold all of its outstanding stock to Global Asset Holdings, Incorporated in exchange for 2,000,000 shares of Global's common stock. The acquisition was recorded under the purchase method of accounting and was valued at $13,000,000 based on Global's publicly traded stock price at the acquisition date. The acquisition agreement with Global also includes an "Earnout Provision", whereby for the period April 1, 2001 to September 30, 2002; if National earns more than $1,200,000 in net income after taxes, Global will transfer additional shares to the sellers having a market value of $10 per share for each $1.00 in excess of the earnout base of $1,200,000.

Note 5 - Commitments and Contingencies:

           The Company expects to utilize office space at Global's premises. To date, no formal lease arrangements have been agreed upon.

Note 7 - Subsequent Events:

           On May 9, 2001, the Company began its sales operations. Sales are still insignificant. The Company utilizes an outside non-related sales fulfillment center for solicitation of businesses to promote their online "yellow pages" directory service. Sales committed to by a customer are billed through their local telephone carrier; and the Company will receive their income from the customers' local carrier.

                          NOTES TO UNAUDITED PRO-FORMA

                 CONSOLIDATED FINANCIAL STATEMENT OF OPERATIONS

The following unaudited pro forma consolidated financial statement of operations for Global Asset Holdings, Incorporated, consists of actual operating results for the year ended December 31, 2000 for Global and the period February 22, 2001 (inception) to March 31, 2001 for National Online Services, Inc. which was acquired by Global on March 31, 2001.

On March 31, 2001, National Online Services, Inc. exchanged all of its outstanding shares for 2,000,000 shares of Global Asset Holdings, Inc. Global is a publicly traded company and the acquisition of National was recorded under the purchase method of accounting. The value of the transaction was $13,000,000 based on the current market value of Global on the date of the acquisition. The acquisition agreement with Global also includes an "Earnout Provision", whereby for the period April 1, 2001 to September 30, 2002; if National earns more than $1,200,000 in net income after taxes, Global will transfer additional shares to the sellers having a market value of $10 per share for each $1.00 in excess of the earnout base of $1,200,000.

The purchase price was determined as follows:

           2,000,000 common shares @ $6.50 per share = $13,000,000 (fair market value)

The purchase price was allocated as follows:

         Assets                                           $    298,481
         Liabilities                                           300,080
                                                          ------------
                  Negative Network                              (1,599)
         Purchase price                                     13,000,000
                                                          ------------
         Goodwill                                         $ 13,001,599
                                                          ============

           (a) - Amortization of Goodwill: $13,001,599 over 5 year life = $216,693 month

                   GLOBAL ASSET HOLDINGS, INC. AND SUBSIDIARY

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                      For the year ended December 31, 2000


                                            Historic                      Pro-Forma
                                    --------------------------    -----------------------------
                                      Global         National     Adjustments        Combined
                                    -----------    -----------    -----------       -----------
Revenues                            $    13,387    $      --      $      --         $    13,387

Cost of sales                            18,741           --             --              18,741
                                    -----------    -----------    -----------       -----------

Gross profit (loss)                      (5,354)          --             --              (5,354)
                                    -----------    -----------    -----------       -----------

Expenses - Selling, general
  and administrative                    272,817          1,519           --             274,336
                                    -----------    -----------    -----------       -----------

Loss during development stage
    before interest, depreciation
    and amortization                   (278,171)        (1,519)          --            (279,690)
                                    -----------    -----------    -----------       -----------

        Interest expense                  3,668          1,080           --               4,748
        Depreciation                      2,901           --             --               2,901
        Amortization                    404,162           --          650,079(a)      1,054,241
                                    -----------    -----------    -----------       -----------
                                        410,731          1,080        650,079         1,061,890
                                    -----------    -----------    -----------       -----------

Net loss during development
    stage                           $  (688,902)   $    (2,599)   $  (650,079)      $(1,341,580)
                                    ===========    ===========    ===========       ===========


                   See notes to unaudited pro forma statement